Exhibit 10.1
AMENDMENT No. 1 TO
CONSULTING AGREEMENT

THIS AMENDMENT No. 1 to CONSULTING AGREEMENT (the “Amendment”) to the Consulting Agreement dated September 21, 2016 (“Agreement”) made and entered into on November 1, 2016 ("hereinafter"  referred  to  as the  '"New  Effective  Date"),  ABCO  Energy, Inc. (herein  referred  to  as the “Company”) and Joshua Tyrell (JT Sands Consulting Corp) (hereinafter referred to as  “Consultant”)  engaged  in  providing  services related to ongoing business development.

WITNESSETH:

WHEREAS, pursuant to the Agreement, the Company engaged the Consultant to provide business development  services as an  independent  contractor consultant:

WHEREAS, the Consultant and the Company have agreed to amend certain of the terms and conditions of the Agreement as follows;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged by each of the parties hereto. the parties hereto, intending to be legally bound, agree as follows:

1.	Section 2 of the Agreement is hereby amended as follows:

2.  Term:  The term of this Agreement shall begin on the New Effective Date and shall end on June 30, 2017.

2.	Section 7 of the Agreement is hereby amended in full as follows:

7: Compensation: Fees and Expenses. 111 consideration  for the services to be provided by the Consultant pursuant to the terms and conditions hereof, the Consultant shall be paid by  the Company, as follows and The Company understands that fees are non-refundable and binding  upon signature:

Six Million Three Hundred Thousand (6,300,000) additional shares of free trading Company Common Stock, payable immediately, from the Effective Date.

3.	Except as hereby amended by this Amendment the balance of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the date first set forth above.

Consultant:

By: /s/ Joshua Tyrell
Joshua Tyrell
JT Sands Consulting Corp
Consultant

Company:

ABCO Energy, Inc.

By: /s/ Charles O’Dowd
Charles O’Dowd, President and CEO